UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

TRAWS PHARMA, INC.

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA (267) 759-3680
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on December 3, 2026
Dear Stockholder:
Notice is hereby given that the 2026 Special Meeting of Stockholders (the “Special Meeting”) of Traws Pharma, Inc. (the “Company”) will be held at 9:00 a.m. Eastern Time on Thursday, December 3, 2026.
We have adopted a virtual format for our Special Meeting to provide a consistent and convenient experience to all stockholders, regardless of location. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRAW2026SM, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Special Meeting and submit your vote by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about the Special Meeting beginning on the third page of the accompanying Proxy Statement. The purposes of the Special Meeting are as follows:
1.
To grant discretionary authority to our Board of Directors (the “Board”) to amend our Tenth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-8 and not greater than 1-for-15, such ratio to be determined by our Board at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders;

2.
To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

3.
To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully discussed in the proxy statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Special Meeting.
Our Board has approved each of the foregoing proposals and recommends that you vote “For” each of the proposals.
Our Board has fixed the close of business on October 6, 2026 (the “Record Date”) as the record date for determining those stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A complete list of our stockholders entitled to vote at the Special Meeting will be available for examination by any of our stockholders for any purpose germane to the Special Meeting during normal business hours for a period of 10 days prior to the Special Meeting.
We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission. We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Special Meeting. On or about October 20, 2026, we are mailing a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Special Meeting, which contains instructions for accessing the attached Proxy Statement, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.
We cordially invite you to virtually attend the Special Meeting. Whether or not you are able to attend the Special Meeting, it is important that your shares be represented. To ensure that your shares are represented at the Special Meeting, we urge you to vote your shares promptly by proxy over the Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided.
We encourage you to do so even if you plan to attend the Special Meeting virtually. This will not limit your right to virtually attend or vote at the Special Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 3, 2026. This Notice and the accompanying Proxy Statement will be available on or about October 20, 2026 on our website at www.trawspharma.com.
By order of the Board of Directors,
/s/ Iain Dukes

Iain Dukes
Chief Executive Officer
Newtown, PA
October 20, 2026

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WHERE YOU CAN FIND ADDITIONAL INFORMATION	18
OTHER MATTERS	18
Other Business	18
Stockholder Proposals for 2027 Annual Meeting of Stockholders	18
Householding of Meeting Materials	19
APPENDIX A	A-1

ii

12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2026
GENERAL INFORMATION
This Proxy Statement is furnished to stockholders of Traws Pharma, Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors (“Board”) of proxies for use at our 2026 Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting is scheduled to be held at 9:00 a.m. Eastern Time on Thursday, December 3, 2026, at a virtual location. We have adopted a virtual format for our Special Meeting to provide a healthy, consistent, and convenient experience to all stockholders, regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRAW2026SM, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Special Meeting and submit your vote by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about the Special Meeting starting on page 3 of this Proxy Statement.
At the Special Meeting, stockholders will be asked to consider and vote upon:
1.
A proposal to grant discretionary authority to our Board to amend our Tenth Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”) to effect a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-8 and not greater than 1-for-15, such ratio to be determined by our Board at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders (the “Reverse Stock Split Authorization”);

2.
A proposal to approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

3.
Such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board has approved each of the foregoing proposals and recommends that you vote “For” each of the proposals.
We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission (the “SEC”). We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Special Meeting. On or about October 20, 2026, we are mailing a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Special Meeting, which contains instructions for accessing the attached Proxy Statement, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.
Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please review this Proxy Statement and vote by Internet or telephone by following the instructions included on the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card, as applicable, that you received in the mail or, if you received a printed copy of our proxy materials, sign, date and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker. This proxy statement is dated October 20, 2026 and is first being made available to stockholders on or about October 20, 2026.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire Proxy Statement, including the information incorporated herein by reference.
When and where will the Special Meeting take place?
We will be hosting the Special Meeting via live webcast only. The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TRAW2026SM on Thursday, December 3, 2026 at 9:00 a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on October 6, 2026, you are welcome to attend the Special Meeting. Stockholders may vote and submit questions while attending the Special Meeting online. The webcast will open 15 minutes before the start of the Special Meeting. In order to enter the Special Meeting, you will need the control number, which is included in the Notice or proxy card, as applicable, you received in the mail if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of common stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/TRAW2026SM. Information on how to vote online at the virtual Special Meeting is discussed below.
Why am I receiving these Proxy Materials?
As permitted by rules adopted by the SEC, we are making this Proxy Statement, Notice and accompanying materials (collectively, the “Proxy Materials”) available to our stockholders electronically via the Internet. The Notice containing instructions on how to access the Proxy Materials and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the Special Meeting on or about October 20, 2026.
If you received a Notice by mail, you will not receive a printed copy of the Proxy Materials unless specifically requested. If you received a Notice by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice you received.
We are sending you the Notice because our Board is soliciting your proxy to vote at the Special Meeting. You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may follow the instructions on the Notice to vote by Internet, phone or mail.
Who is soliciting my vote?
Our Board is soliciting your vote for the Special Meeting.
When is the record date for the Special Meeting?
The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on October 6, 2026 (the “Record Date”).
How many votes can be cast by all stockholders?
There were 15,368,277 shares of our common stock outstanding on the Record Date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each outstanding share of our common stock is entitled to one vote on each matter considered at the Special Meeting.
On the Record Date, there were also 6,737.142 shares of our Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) issued and outstanding; however, the outstanding shares of our Series C Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting.

How do I vote?
If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, we are sending the Notice or Proxy Materials, as applicable, directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your completed proxy card (if you received a printed copy of our Proxy Materials) or by submitting your vote during the Special Meeting, as follows:

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Over the Internet:   To vote over the Internet, please follow the instructions on the Notice or proxy card that you received in the mail for submitting your proxy electronically. If you vote over the Internet, you do not need to vote your proxy by telephone or by mail. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy no later than 11:59 p.m. Eastern Time on December 2, 2026 for your proxy to be valid and your vote to count.

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By Telephone:   To vote by telephone, please follow the instructions on the Notice or proxy card that you received in the mail. If you vote by telephone, you do not need to vote your proxy over the Internet or by mail. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy no later than 11:59 p.m. Eastern Time on December 2, 2026 for your proxy to be valid and your vote to count.

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By Mail:   To vote by mail, you must sign and date the proxy card you received in the mail, if applicable, and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received no later than the time the polls close on December 3, 2026 for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

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At the Special Meeting:   To vote during the Special Meeting, attend the Special Meeting by visiting www.virtualshareholdermeeting.com/TRAW2026SM, where stockholders may vote and submit questions during the Special Meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and vote online during the Special Meeting, including how to demonstrate your stock ownership, are posted at www.proxyvote.com.

If your shares are held in “street name,” meaning your shares are held in an account at a bank, brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with the proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with the proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.
How do I change my vote?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:
1.
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.
Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.
Attend the Special Meeting and vote as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the Special Meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.
How is a quorum reached?
Our Amended and Restated Bylaws, as amended (our “Bylaws”) provide that 33 1∕3% of the shares entitled to vote, present at the Special Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.
Under the General Corporation Law of the State of Delaware (“DGCL”), shares that are voted “abstain” or “withheld” and “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.
What proposals will be voted on at the Special Meeting?
There are two proposals scheduled to be voted on at the meeting:
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Proposal No. 1 — To grant discretionary authority to our Board to amend our Certificate of Incorporation to effect a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-8 and not greater than 1-for-15, such ratio to be determined by our Board at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders; and

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Proposal No. 2 — To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

What vote is required to approve each proposal at the Special Meeting?
For each of the proposals being presented for stockholder approval at the Special Meeting, you may vote “for,” “against” or “abstain” such proposal. Under our Bylaws, any proposal, other than an election of directors, is decided by a majority of the votes properly cast for and against such proposal, except as otherwise provided by applicable law, the rules of any stock exchange upon which our securities are listed, or by our Certificate of Incorporation, or our Bylaws.
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Proposal No. 1 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast affirmatively or negatively on the matter, and entitled to vote on the subject matter thereof, is required for the approval of Proposal No. 1. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

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Proposal No. 2 — If a quorum is present at the Special Meeting, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast affirmatively or negatively on the matter, and entitled to vote on the subject matter thereof, is required for the approval of Proposal No. 2. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

Do I have dissenters’ or appraisal rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.
How are votes counted?
If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by completing and returning your proxy card or by voting during the Special Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.

If you provide specific instructions with regard to a proposal, your shares will be voted as you instruct on such proposal. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“For” Proposal Nos. 1 and 2, and in the discretion of the proxy holder on any other matters that properly come before the Special Meeting).
What is a “broker non-vote” and how are they counted?
A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Special Meeting will be deemed present at our Special Meeting for purposes of determining whether the necessary quorum exists to proceed with the Special Meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that under applicable rules, Proposal Nos. 1 and 2 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposal Nos. 1 and 2 are treated as routine matters, as expected, we do not expect to receive any broker non-votes with respect to Proposal Nos. 1 and 2.
For each of the proposals, broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal.
How are abstentions counted?
If your vote indicates an abstention from voting on a proposal, such abstention will not be counted as a vote cast on the matter and will have no effect on the outcome of the proposal. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will still be counted for the purpose of determining the presence of a quorum.
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board.
What should I do if I receive more than one Notice and/or set of Proxy Materials?
If you receive more than one Notice and/or set of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice or proxy card you receive to ensure that all of your shares are voted.
How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote “For” each of Proposal Nos. 1 and 2.
Who pays the cost for soliciting proxies?
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.
How can I know the voting results?
We plan to announce preliminary voting results at the Special Meeting and will report the final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

PROPOSAL 1
APPROVAL OF REVERSE STOCK SPLIT AUTHORIZATION
Overview
On October 6, 2026, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Certificate of Incorporation to effect, at the discretion of our Board, a reverse stock split of all of our outstanding shares of common stock (the “Reverse Split”) by combining outstanding shares of our common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-8 and not greater than 1-for-15 at any time within twelve months from the date that stockholder approval is obtained, if ever, with the exact ratio to be set within this range by our Board, at its sole discretion without further stockholder approval (the “Reverse Split Authorization”). The Board may alternatively elect to abandon such proposed amendment and not effect the Reverse Split authorized by our stockholders, in its sole discretion. Upon the effectiveness of the amendment to our Certificate of Incorporation effecting the Reverse Split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares of common stock outstanding as of the date of the Reverse Split in accordance with the specific ratio determined by the Board, as described herein. The proposed amendment to our Certificate of Incorporation to effect the Reverse Split, a form of which is included as Appendix B hereto, and as more fully described below, will effect the Reverse Split but will not change the number of shares of common stock or preferred stock authorized for issuance under our Certificate of Incorporation, or the par value of our common stock or preferred stock. As of the date of this Proxy Statement, other than as described elsewhere in this Proxy Statement, there are no definitive plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued shares of common stock that would be created by the Reverse Split, if implemented.
If this Proposal No. 1 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the Reverse Split at any time within twelve months from the date that stockholder approval is obtained, if ever, and to fix the specific ratio for the Reverse Split, provided that the ratio would be not less than 1-for-8 and not greater than 1-for-15. We believe that enabling our Board to fix the specific ratio of the Reverse Split within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the Reverse Split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Split.”
As discussed in additional detail below, one of the main purposes of effectuating the Reverse Split is to satisfy the $1.00 minimum bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2), for continued listing on The Nasdaq Capital Market (“Nasdaq”). As previously disclosed in the Current Report on Form 8-K filed July 31, 2026, on July 29, 2026, the Company received a deficiency letter from the Nasdaq Listing Qualifications Department notifying the Company that, for at least the preceding 30 consecutive business days, the closing bid price for the Company’s common stock was trading below the minimum $1.00 per share requirement for continued inclusion on Nasdaq, pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rules, the Company has been provided 180 calendar days, or until January 25, 2027 (the “Initial Compliance Date”), to regain compliance with the Bid Price Requirement. We may request an extension to regain compliance with the Bid Price Requirement on or before the Initial Compliance Date, as permitted by Nasdaq Listing Rule 5810(3)(A)(ii). Additionally, if the closing bid price of our common stock is $0.10 or less for ten consecutive trading days, Nasdaq will provide notice that our common stock will be subject to delisting from Nasdaq. In the event that we receive such a delisting notice, we expect that we will submit an appeal and request for a hearing to contest such determination. Given the current price of our common stock on Nasdaq, we expect that we will implement the Reverse Split shortly after receiving stockholder approval thereof in order to regain compliance with Nasdaq’s minimum bid price requirement. If stockholders do not approve this Proposal No. 1, we will not be able to implement the Reverse Split and our common stock could be delisted from Nasdaq.
In light of the recent closing prices of our common stock on the Nasdaq, volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the Reverse Split decision may be made and other factors relevant to the timing and extent of the Reverse Split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-8 to 1-for-15 is in the best interests of the Company and its stockholders.
The Reverse Split, if the Reverse Split Authorization is approved by our stockholders, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in such amendment. A copy of the proposed Certificate of Amendment to our Certificate of Incorporation to effect the Reverse Split is attached hereto as Appendix B, and we urge you to read Appendix B in its entirety before casting your vote. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after twelve months from the date that stockholder approval is obtained, if ever. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the Reverse Split if, at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our stockholders to proceed.
In evaluating the Reverse Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, including, chiefly, maintaining a Nasdaq listing, and believes that increasing the per share market price of our common stock as a result of the Reverse Split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.
Criteria to be Used for Decision to Apply the Reverse Split
If our stockholders approve the Reverse Split Authorization, our Board will be authorized to proceed with implementing the Reverse Split. In determining whether to proceed with the Reverse Split and setting the exact ratio of the split, our Board will consider a number of factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our common stock, and our capitalization (including the number of shares of common stock issued and outstanding). Notwithstanding approval of the Reverse Split Authorization by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effectuate the Reverse Split. If the Board fails to implement the Reverse Split before twelve months from the date that stockholder approval is obtained, if ever, further stockholder approval would be required prior to implementing any reverse stock split.
Effect of the Reverse Split
The Reverse Split, if approved by our stockholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our common stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. The Reverse Split will not change the terms of our common stock, and will not change the number of shares of capital stock authorized for issuance under our Certificate of Incorporation. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Split common stock will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. After the Reverse Split, if implemented in accordance with Nasdaq rules, our common stock will continue to be listed on Nasdaq under the symbol “TRAW.”

As of the effective time of the Reverse Split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise and conversion of, and adjust and proportionately increase the exercise and conversion price of all outstanding options, warrants, and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our 2021 Incentive Compensation Plan (as amended and restated and further amended, the “Plan”).
As noted above, the Reverse Split will not change the number of authorized shares of our preferred stock. As of September 30, 2026, there were 15,368,277 shares of our preferred stock issued and outstanding.
Assuming reverse stock split ratios of 1-for-8 and 1-for-15, which reflect the low and high end of the range that our stockholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of common stock that would be authorized for issuance under our Certificate of Incorporation, (ii) the number of shares of our common stock that would be issued and outstanding, (iii) the number of shares of our common stock that would be reserved for issuance pursuant to the Plan, (iv) the number of shares of common stock reserved for issuance upon exercise of outstanding warrants issued outside of the Plan, and (v) the per share price of our common stock, based on the closing price of our common stock on September 30, 2026 ($0.59 per share), each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of September 30, 2026.
	Shares of Common Stock before Reverse Stock Split	Post Reverse Stock Split Ratio of 1-to-8	Post Reverse Stock Split Ratio of 1-to-15
Shares of Common Stock Authorized for Issuance	250,000,000	250,000,000	250,000,000
Shares of Common Stock Issued and Outstanding	15,368,277	1,921,035	1,024,552
Shares of Common Stock Reserved under the Plan	3,500,000	437,500	233,334
Shares of Common Stock Reserved for Issuance Upon Exercise of Warrants	29,914,595	3,739,325	1,994,307
Price per share, based on the closing price of our Common Stock on September 30, 2026	$0.59	4.72	8.85
If this Proposal No. 1 is approved and our Board elects to effect the Reverse Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if the Reverse Split is effected, the number of authorized shares of common stock available for issuance under our Certificate of Incorporation will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Split.
Additionally, if this Proposal No. 1 is approved and our Board elects to effect the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio selected by our Board. If the Board does not implement the Reverse Split within twelve months from the date that stockholder approval is obtained, if ever, the authority granted in this Proposal No. 1 to implement the Reverse Split will automatically terminate.
After the effective date of the Reverse Split, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our common stock.
The increase in the number of shares of authorized but unissued and unreserved common stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation. The increased number of available authorized but unissued shares of common stock as a result of the Reverse Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Certificate of Incorporation and Bylaws. Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.
Certain Risks and Potential Disadvantages Associated with the Reverse Split
The effect of the Reverse Split upon the market prices for our common stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the Reverse Split is implemented, the post-split market price of our common stock may be less than the pre-Reverse Split price multiplied by the Reverse Split ratio.
In addition, a reduction in number of shares of our common stock outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.
In addition, although we believe the Reverse Split may enhance the desirability of our common stock to certain potential investors, we cannot assure stockholders that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the Reverse Split.
Even if our stockholders approve the Reverse Split Authorization and the Reverse Split is effected, there can be no assurance that our common stock will not be delisted prior to the date that we are able to effect the Reverse Split or that we will subsequently meet and continue to meet the listing requirements of Nasdaq or any other national exchange.
Although the Reverse Split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of shares of common stock authorized for issuance under our Certificate of Incorporation would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times, and for such purposes, as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our common stock are issued in the future, such shares would be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.
Procedure for Effecting the Reverse Split and Exchange of Stock Certificates
If our stockholders approve the Reverse Split Authorization, and if our Board still believes that a reverse stock split is in the best interests of the Company and our stockholders, our Board will determine the ratio of the Reverse Split to be implemented and we will file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected.
Beneficial Owners of Common Stock.   Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock.   Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Equiniti Trust Company, LLC. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the Reverse Split.
Holders of Certificated Shares of Common Stock.   As soon as practicable after filing the Certificate of Amendment to our Certificate of Incorporation effecting the Reverse Split with the Secretary of State of Delaware, we will notify our stockholders that the Reverse Split has been implemented and stockholders will receive instructions for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after the Reverse Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of common stock will, until so exchanged, be deemed for all corporate purposes after the filing date of the Certificate of Amendment to evidence ownership of our common stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.
Fractional Shares
Our stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.
No Appraisal Rights
No action is proposed herein for which the laws of the State of Delaware, or our Certificate of Incorporation or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.
Accounting Consequences
The par value of our common stock will remain unchanged at $0.01 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our common stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. Per share amounts for prior periods will be restated to reflect the Reverse Split. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Split.
Federal Income Tax Consequences
The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to the Company and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations, which are subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.
This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Sections 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.
The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.
Tax Consequences to the Company.   We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.
Tax Consequences to Stockholders.   Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, except stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the Reverse Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Split.
Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Split shares.
Vote Required
The affirmative vote of the holders of a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for approval of Proposal No. 1. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO APPROVE THE REVERSE STOCK SPLIT AUTHORIZATION.

PROPOSAL 2
APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT
ADDITIONAL VOTES
Overview
Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.
If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing proposals, our stockholders may be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of any of the proposals.
If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the Special Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.
Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Special Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Special Meeting is adjourned, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.
Vote Required
The affirmative vote of the holders of a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for approval of Proposal No. 2. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 30, 2026 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our named executive officers, (c) each of our directors, and (d) all of our executive officers and directors as a group.
The percentage of common stock outstanding is based on 15,368,277 shares of common stock outstanding on September 30, 2026. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to warrants and options that are currently exercisable or exercisable within sixty days of September 30, 2026 to be outstanding and to be beneficially owned by the person holding the warrants and options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by him, her or it, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Ally Bridge Medalpha Master Fund L.P.(1)	1,197,918	7.59%
Entities affiliated with Sirenia Capital Management(2)	6,565,474	9.99%
Ikarian Healthcare Master Fund, L.P.(3)	1,555,423	9.45%
OrbiMed Advisors LLC(4)	1,876,198	11.70%
Perceptive Advisors LLC(5)	979,815	5.99%
Directors, Director Nominees and Named Executive Officers
Iain Dukes, D. Phil.(6)	298,822	1.92%
Charles Pauza(7)	65,862	*
Werner Cautreels, Ph.D.(8)	130,878	*
Trafford Clarke, Ph.D.(9)	56,969	*
Nikolay Savchuk, Ph.D.(10)	681,054	4.31%
M. Teresa Shoemaker(11)	56,148	*
Jack E. Stover(12)	69,585	*
John Leaman, MD(13)	4,257	*
All current executive officers and directors as a group (11 persons)(14)	1,428,387	8.73%

*
Represents a beneficial ownership of less than one percent of our outstanding shares of common stock.

(1)
Based on our records. Includes (i) 393,118 shares directly held by Ally Bridge Medalpha Master Fund L.P., (ii) 205,841 shares issuable upon exercise of pre-funded warrants issued to Ally Bridge Medalpha Master Fund L.P., exercisable within 60 days of September 30, 2026 subject to certain beneficial ownership limitation terms set forth therein, (iii) 393,118 shares directly held by Ally Bridge Medalpha Long Opportunities Fund L.P., which may be viewed as an affiliate of Ally Bridge Medalpha Master Fund L.P., and (iv) 205,841 shares issuable upon exercise of pre-funded warrants issued to Ally Bridge Medalpha Long Opportunities Fund L.P., exercisable within 60 days of September 30, 2026 subject to certain beneficial ownership limitation terms set forth therein. As affiliates, each of Ally Bridge Medalpha Master Fund L.P. and Ally Bridge Medalpha Long Opportunities Fund L.P. may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition over, the securities owned by each other. This disclosure is not and shall not be construed as an admission that either party is the beneficial owner of any securities of the Company other than the securities actually owned by such entity (if any). The address of both entities is c/o Ally Bridge Group (NY) LLC 430 Park Avenue, 12th Floor New York, NY 10022.
(2)
Based a Schedule 13G filed by Sirenia Capital Management LP and Alex Silverstein (together, “Sirenia”) on August 14, 2026 with the SEC. Includes 6,565,474 shares of common stock issuable upon exercise of the warrants of the Company held by investment funds managed by Sirenia Capital Management LP. Mr. Silverstein is the managing member of Sirenia Capital Management GP LLC, the general partner of Sirenia Capital Management LP. The warrants are subject to a 9.99% Blocker and the percentage set forth above gives effect to the 9.99% Blocker. However, the table shows the number of shares of common stock that would be issuable upon the full exercise of the warrants and does not give effect to the 9.99% Blocker. Therefore, the actual number of shares of common stock beneficially owned by Sirenia, after giving effect to the 9.99% Blocker, is less than the number of securities reported on the table above. The address of each entity is 1674 Meridian Avenue, Suite 320 Miami Beach, FL 33139.

(3)
Includes 1,077,281 shares of common stock issuable upon exercise of outstanding warrants that are currently exercisable or exercisable within sixty days of August 14, 2026. Based on a Schedule 13G/A filed by Ikarian Capital, LLC (“Ikarian”) and Neil Shahrestani on August 14, 2026 with the SEC. Ikarian is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to Ikarian Healthcare Master Fund, L.P. (the “Fund”) and as sub-adviser to the managed accounts, and may be deemed to have beneficial ownership of the securities through the investment discretion it has over the Fund and the managed accounts. Ikarian is ultimately controlled, indirectly, by Mr. Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian. The Fund disclaims beneficial ownership of the shares held by the managed accounts. The managed accounts disclaim beneficial ownership of the shares held by the Fund. The address of Ikarian is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.

(4)
Based on a Schedule 13D/A filed by OrbiMed Advisors LLC and OrbiMed Capital GP VIII LLC on May 5, 2026 with the SEC. Includes an additional 672,938 shares subject to presently convertible shares of the Company’s Series C Non-Voting Convertible Preferred Stock. These shares are held of record by OrbiMed Private Investments VIII, LP (“OPI VIII”). OrbiMed Capital GP VIII LLC (“GP VIII”), is the general partner of OPI VIII. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP VIII. By virtue of such relationships, OrbiMed Advisors and GP VIII may be deemed to have voting power and investment power over the securities held by OPI VIII and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by OPI VIII. The address of OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(5)
Includes 979,815 shares of common stock issuable upon exercise of outstanding warrants that are currently exercisable or exercisable within sixty days of May 15, 2026. Based on a Schedule 13G/A filed by Perceptive Advisors LLC (“Perceptive Advisors”) with the SEC on May 15, 2026. Perceptive Advisors shares voting and dispositive power over the shares of common stock with Perceptive Life Sciences Master Fund, Ltd and Joseph Edelman. Mr. Edelman serves as the Managing Member of Perceptive Advisors. The address of Perceptive Advisors is 51 Astor Place, 10th Floor, New York, NY 10003.

(6)
Includes 80,517 shares of common stock, 1,350 RSUs that have vested or are scheduled to vest within sixty days of September 30, 2026, and 216,955 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of September 30, 2026.

(7)
Includes 65,862 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of September 30, 2026.

(8)
Includes 96,348 shares of common stock and 34,530 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of September 30, 2026.

(9)
Includes 56,969 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of September 30, 2026.

(10)
Includes 251,227 shares of common stock, 255,276 shares of common stock issuable upon conversion of outstanding shares of Series C Non-Voting Convertible Preferred Stock that are currently convertible, and 174,551 shares of common stock issuable upon the exercise options that are currently exercisable or exercisable within sixty days of September 30, 2026. Does not include shares of common stock owned by Viriom, Inc. or TPAV, LLC, for which Mr. Savchuk disclaims beneficial ownership.
(11)
Includes 56,148 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of September 30, 2026.

(12)
Includes 69,585 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of September 30, 2026.

(13)
Includes 4,257 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of September 30, 2026.

(14)
Includes 32,406 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of September 30, 2026 beneficially owned by Charles Parker, who serves as the Company’s Chief Financial Officer, 32,406 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of September 30, 2026 beneficially owned by Robert Redfield, M.D., who serves as the Company’s Chief Medical Officer, as well as shares beneficially owned by Iain Dukes, Charles Pauza, Werner Cautreels, Nikolay Savchuk, Trafford Clarke, M. Teresa Shoemaker, Jack E. Stover, and John Leaman, as disclosed in the footnotes above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https://www.trawspharma.com. Information included on our web site is not a part of this proxy statement.
You should rely only on the information contained in this proxy statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information.
OTHER MATTERS
Other Business
As of the date of this Proxy Statement, our Board knows of no business to be presented at the Special Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.
Stockholder Proposals for 2027 Annual Meeting of Stockholders
In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before January 29, 2027. The proposal should be addressed to Secretary, Traws Pharma, Inc., 12 Penns Trail, Newtown PA 18940. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Under the Delaware General Corporation Law, there is no mandatory provision providing for shareholder proxy access to include shareholder director nominees in the Company’s proxy materials. Further, our Bylaws do not include specific shareholder proxy access provisions for the inclusion of shareholder nominees. Accordingly, any request for inclusion of shareholder director nominees is at the discretion of the Board and subject to other requirements under Rule 14a-8 under the Exchange Act.
In accordance with Section 2.2 of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2027 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Newtown, PA, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the 2026 Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than March 10, 2027 and no later than April 9, 2027 (except that in the event that the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the 2026 Annual Meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting of Stockholders or (B) the tenth day following the day on which public disclosure of the date of the 2027 Annual Meeting of Stockholders was made). In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b).
The notice should include a brief description of the business desired to be brought before the 2027 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Exchange Act, as if the matter had been proposed, or intended to be proposed, by the Board. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Section 2.2(A)(3)(c) of our Bylaws.

Householding of Meeting Materials
Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, or, if you elect to receive a printed copy of our Proxy Materials and this Proxy Statement, may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of our Proxy Materials for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940, or via telephone to our Corporate Secretary at 267-759-3680, we will promptly provide separate copies of our Proxy Materials. Stockholders sharing an address who are receiving multiple copies of the Notice or our Proxy Materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Iain Dukes

Chief Executive Officer
Dated: October 20, 2026
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FOLLOW THE VOTING INSTRUCTIONS INCLUDED IN THE NOTICE OR PROXY CARD, AS APPLICABLE, THAT YOU RECEIVE IN THE MAIL.

Appendix A
PROPOSED CERTIFICATE OF AMENDMENT
TO THE
TENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TRAWS PHARMA, INC.
TRAWS PHARMA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   The name of the Corporation is Traws Pharma, Inc. The Tenth Amended and Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on July 30, 2013, amended on May 31, 2016, amended on February 8, 2018, amended on March 21, 2018, amended on April 27, 2018, amended on June 7, 2018, amended on September 25, 2018, amended on May 21, 2021, amended on May 21, 2021, amended on April 1, 2024, amended on April 2, 2024, amended on September 17, 2024, and amended on September 17, 2024 (the Tenth Amended and Restated Certificate of Incorporation, as so amended, the “Certificate of Incorporation”).
SECOND:   Article IV, Section A, of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:
“A.   Classes of Stock. The Corporation is authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock”, each of which shall have a par value of $0.01 per share. The total number of shares which the Corporation is authorized to issue is 255,000,000 shares, of which (i) 250,000,000 shares shall be designated as Common Stock and (ii) 5,000,000 shares shall be designated as Preferred Stock. Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).
Reverse Stock Split.   Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each         shares of the Corporation’s common stock, par value of $0.01 per share, issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.01 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”
THIRD:   This Certificate of Amendment shall become effective at 12:01 a.m. Eastern Time on      , 202  .
FOURTH:   The stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the     day of        , 202  .
TRAWS PHARMA, INC.
By:
Name:
Title:

A-2

SCAN TOVIEW MATERIALS & VOTETRAWS PHARMA, INC. 12 PENNS TRAILNEWTOWN, PA 18940VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRAW2026SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 2, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T04584-S49237KEEP THIS PORTION FOR YOUR RECORDSTRAWS PHARMA, INC.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR each of Proposals 1 and 2. For Against Abstain1. To grant discretionary authority to our Board of Directors (the "Board") to amend our Tenth Amended and Restated Certificate of Incorporation, as ! ! !amended, to effect a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-8 and not greaterthan 1-for-15, such ratio to be determined by our Board at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders.2. To approve the adjournment of the Special Meeting to another place, or later date or dates, if necessary or appropriate, to solicit additional proxies in ! ! !the event that we have not received sufficient votes in favor of any of the foregoing proposals.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.T04585-S49237TRAWS PHARMA, INC.Special Meeting of Stockholders December 3, 2026 at 9:00 AM ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Iain Dukes and Charles Parker, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TRAWS PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, ET on December 3, 2026, via a live webcast at www.virtualshareholdermeeting.com/TRAW2026SM, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, but this proxy is signed, this proxy will be voted FOR Proposals 1 and 2, in the discretion of the proxy with respect to such other business as may properly come before the meeting.Continued and to be signed on reverse side